UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 19, 2006

Date of Report (date of earliest event reported)

RASER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

UTAH	001-32661	87-0638510
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

5152 North Edgewood Drive, Suite 375

Provo, Utah 84604

(Address of principal executive offices)

(801) 765-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 19, 2006, Raser Technologies, Inc. (the “Registrant”) issued a press release announcing that the Registrant had entered into a definitive agreement to acquire Amp Resources, LLC, a Delaware limited liability company (the “Acquisition”). The full text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead “furnished” in accordance with that instruction.

On January 19, 2006, the Registrant posted information regarding the Acquisition entitled “Amp Acquisition – Questions and Answers” on the Registrant’s website at www.rasertech.com/raserandamp.html (the “Acquisition Information”). The full text of the Acquisition Information is attached hereto as Exhibit 99.2 and is hereby incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead “furnished” in accordance with that instruction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Title
99.1	Press Release dated January 19, 2006

99.2	Amp Acquisition – Questions and Answers dated January 19, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

/s/ William Dwyer
William Dwyer Chief Financial Officer

Dated: January 19, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
99.1	Press Release dated January 19, 2006

99.2	Amp Acquisition – Questions and Answers dated January 19, 2006